                         OPPENHEIMER MIDCAP FUND
                Supplement dated December 29, 2003 to the
                   Prospectus dated December 23, 2003

The Prospectus is changed as follows:

The third  paragraph  under the bulleted  point  entitled  "Investing  for the
Shorter  Term" of the  section  entitled  "WHICH  CLASS OF SHARES  SHOULD  YOU
CHOOSE?"  which  appears  on page 16 should be  deleted  in its  entirety  and replaced with the following:

      And for non-retirement  plan investors who invest $1 million or more, in most  cases  Class A shares  will be the most  advantageous  choice,  no matter how long you intend to hold your  shares.  For that  reason,  the
      Distributor  normally  will not accept  purchase  orders of  $500,000 or more of Class B shares (and effective  February 2, 2004, the Distributor normally will not accept  purchase orders of $250,000 or more of Class B shares) or $1 million or more of Class C shares from a single investor.

December 29, 2003                                           PS0745.024